Exhibit 99.1

LETTER OF TRANSMITTAL
To Tender for Exchange
8.175% Series A-6 Junior Subordinated Debentures
of
American International Group, Inc.

Pursuant to the Prospectus Dated               , 2009

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON             , 2009 (THE “EXPIRATION DATE”) UNLESS THE EXCHANGE OFFER IS EXTENDED, IN WHICH CASE THE TERM “EXPIRATION DATE” SHALL MEAN THE LATEST TIME AND DATE TO WHICH THE EXCHANGE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

The Exchange Agent:

THE BANK OF NEW YORK MELLON

By Mail, Hand Delivery or Overnight Courier: The Bank of New York Mellon Corporate Trust Operations Reorganization Unit 101 Barclay Street — 7 East New York, NY 10286 Attention: Ms. Carolle Montreuil	By Facsimile Transmission: (212) 298-1915 Attention: Ms. Carolle Montreuil Confirm by Telephone (212) 815-5092

For Information, Call: (212) 815-5092

Delivery of this instrument to an address other than as set forth above or transmission of instructions to a facsimile number other than the one listed above will not constitute a valid delivery. The instructions set forth in this letter of transmittal and the notice of guaranteed delivery should be read carefully before this letter of transmittal and the notice of guaranteed delivery are completed.

The undersigned acknowledges receipt of the Prospectus dated             , 2009 (the “Prospectus”) of American International Group, Inc. (the “Company”) and this Letter of Transmittal (this “Letter of Transmittal”), which, together with the Prospectus, constitutes the Company’s offer (the “Exchange Offer”) to exchange up to $4,000,000,000 aggregate principal amount of its 8.175% Series A-6 Junior Subordinated Debentures (the “New Junior Subordinated Debentures”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for up to $4,000,000,000 aggregate principal amount of its outstanding 8.175% Series A-6 Junior Subordinated Debentures (the “Old Junior Subordinated Debentures”).

Recipients of the Prospectus should read the requirements described in such Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meanings given to them in the Prospectus.

Old Junior Subordinated Debentures may be tendered only by book-entry transfer to the Exchange Agent’s account at The Depository Trust Company (the “Depositary”). Tenders of the Old Junior Subordinated Debentures must be effected in accordance with the procedures mandated by the Depositary’s Automated Tender Offer Program and the procedures set forth in the Prospectus under the caption “The Exchange Offer — Book-Entry Transfer.”

The undersigned hereby tenders the Old Junior Subordinated Debentures described in the box entitled “Description of Old Junior Subordinated Debentures” below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered holder of all the Old Junior Subordinated Debentures covered by this Letter of Transmittal and the undersigned represents that it has received from each beneficial owner of Old Junior Subordinated Debentures (“Beneficial Owners”) a duly completed and executed form of “Instruction to Registered Holder from Beneficial Owner” accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal. Registered holder, as used herein, refers to a participant in the Depositary whose name appears on the Depositary’s security position listing as the owner of the Old Junior Subordinated Debentures tendered hereby. The undersigned hereby represents and warrants that the information set forth in the box entitled “Beneficial Owner(s)” is true and correct. Any Beneficial Owner whose Old Junior Subordinated Debentures are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such registered holder of Old Junior Subordinated Debentures promptly and instruct such registered holder of Old Junior Subordinated Debentures to tender on behalf of the Beneficial Owner.

In order to properly complete this Letter of Transmittal, a holder of Old Junior Subordinated Debentures must (i) complete the box entitled “Description of Old Junior Subordinated Debentures,” (ii) if appropriate, check and complete the boxes relating to Book-Entry Transfer, Guaranteed Delivery, Prospectus Copies, Special Issuance Instructions and Beneficial Owner(s), (iii) sign this Letter of Transmittal by completing the box entitled “Sign Here,” and (iv) complete and sign the attached IRS Form W-9, or if applicable, the appropriate Form W-8 (which can be found at www.irs.gov). Each holder of Old Junior Subordinated Debentures should carefully read the detailed instructions below prior to completing the Letter of Transmittal. If the holder of Old Junior Subordinated Debentures wishes to tender for exchange less than all of such holder’s Old Junior Subordinated Debentures, column (3) in the box entitled “Description of Old Junior Subordinated Debentures” must be completed in full. See also Instruction 5.

Holders of Old Junior Subordinated Debentures who desire to tender their Old Junior Subordinated Debentures for exchange and who cannot deliver all the documents required hereby to the Exchange Agent on or prior to the Expiration Date or to complete the procedure for book-entry transfer on a timely basis, must tender the Old Junior Subordinated Debentures pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled “The Exchange Offer — Guaranteed Delivery Procedures.” See Instruction 2.

DESCRIPTION OF OLD JUNIOR SUBORDINATED DEBENTURES
(1)	(2)	(3)
Principal Amount
Tendered for Exchange
Name(s) and Address(es) of Registered Holder(s) of		(only if different amount
Old Junior Subordinated Debenture(s),		from Column (2))
Exactly as the Name of the Participant		(Must be in minimum
Appears on the Book-Entry Transfer Facility’s		denominations of $1,000 and
Security Position Listing	Aggregate	integral multiples of $1,000 in
(Please fill in, if blank)	Principal Amount	excess thereof)(1)

1.	Column (3) need not be completed by holders of Old Junior Subordinated Debentures who wish to tender for exchange the principal amount of Old Junior Subordinated Debentures listed in column (2). Completion of column (3) will indicate that the holder of Old Junior Subordinated Debentures wishes to tender for exchange only the principal amount of Old Junior Subordinated Debentures indicated in column (3).

☐	CHECK HERE IF OLD JUNIOR SUBORDINATED DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name of Tendering

Institution:
Account

Number:
Transaction Code

Number:

BY CREDITING THE OLD JUNIOR SUBORDINATED DEBENTURES TO THE EXCHANGE AGENT’S ACCOUNT WITH THE DEPOSITARY’S AUTOMATED TENDER OFFER PROGRAM (“ATOP”) AND BY COMPLYING WITH APPLICABLE ATOP PROCEDURES WITH RESPECT TO THE EXCHANGE OFFER, THE HOLDER OF THE OLD JUNIOR SUBORDINATED DEBENTURES ACKNOWLEDGES AND AGREES TO BE BOUND BY THE TERMS OF THIS LETTER OF TRANSMITTAL AND CONFIRMS ON BEHALF OF ITSELF AND THE BENEFICIAL OWNERS OF SUCH OLD JUNIOR SUBORDINATED DEBENTURES ALL PROVISIONS OF THIS LETTER OF TRANSMITTAL APPLICABLE TO IT AND SUCH BENEFICIAL OWNERS AS FULLY AS IF SUCH BENEFICIAL OWNERS HAD COMPLETED THE INFORMATION REQUIRED HEREIN AND EXECUTED AND TRANSMITTED THIS LETTER OF TRANSMITTAL.

☐	CHECK HERE IF TENDERED OLD JUNIOR SUBORDINATED DEBENTURES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Registered Holder of Old Junior Subordinated Debenture(s):

Date of Execution of Notice of Guaranteed Delivery:

Window Ticket Number (if available):

Name of Institution which Guaranteed Delivery:

Account Number:

ATTENTION BROKER-DEALERS: IMPORTANT NOTICE
CONCERNING YOUR ABILITY TO RESELL THE NEW JUNIOR SUBORDINATED DEBENTURES

IF THE COMPANY OR THE EXCHANGE AGENT DOES NOT RECEIVE ANY LETTERS OF TRANSMITTAL FROM BROKER-DEALERS REQUESTING ADDITIONAL COPIES OF THE PROSPECTUS FOR USE IN CONNECTION WITH RESALES OF THE NEW JUNIOR SUBORDINATED DEBENTURES, THE COMPANY INTENDS TO TERMINATE THE EFFECTIVENESS OF THE REGISTRATION STATEMENT AS SOON AS PRACTICABLE AFTER THE CONSUMMATION OR TERMINATION OF THE EXCHANGE OFFER. IF THE EFFECTIVENESS OF THE REGISTRATION STATEMENT IS TERMINATED, YOU WILL NOT BE ABLE TO USE THE PROSPECTUS IN CONNECTION WITH RESALES OF NEW JUNIOR SUBORDINATED DEBENTURES AFTER SUCH TIME. SEE SECTION ENTITLED “THE EXCHANGE OFFER — TERMS OF THE EXCHANGE OFFER” CONTAINED IN THE PROSPECTUS FOR MORE INFORMATION.

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO FOR USE IN CONNECTION WITH RESALES OF NEW JUNIOR SUBORDINATED DEBENTURES:

Name:

Address:

Telephone No.:

SPECIAL ISSUANCE INSTRUCTIONS
(SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed ONLY if Old Junior Subordinated Debentures tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at the Depositary.

Credit Old Junior Subordinated Debentures not exchanged and delivered by book-entry transfer to the Depositary account set forth below:
(Account Number)

BENEFICIAL OWNER(S)
STATE OF PRINCIPAL RESIDENCE OF EACH	PRINCIPAL AMOUNT OF OLD JUNIOR
BENEFICIAL OWNER OF OLD JUNIOR	SUBORDINATED DEBENTURES HELD FOR
SUBORDINATED DEBENTURES	ACCOUNT OF BENEFICIAL OWNER(S)

SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Pursuant to the offer by American International Group, Inc. (the “Company”) upon the terms and subject to the conditions set forth in the Prospectus dated             , 2009 (the “Prospectus”) and this Letter of Transmittal (this “Letter of Transmittal”), which, together with the Prospectus, constitutes the Company’s offer (the “Exchange Offer”) to exchange up to $4,000,000,000 aggregate principal amount of its 8.175% Series A-6 Junior Subordinated Debentures (the “New Junior Subordinated Debentures”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for up to $4,000,000,000 aggregate principal amount of its outstanding 8.175% Series A-6 Junior Subordinated Debentures (the “Old Junior Subordinated Debentures”), the undersigned hereby tenders to the Company for exchange the Old Junior Subordinated Debentures indicated above.

By executing this Letter of Transmittal and subject to and effective upon acceptance for exchange of the Old Junior Subordinated Debentures tendered for exchange herewith, the undersigned (i) acknowledges and agrees that the Company shall have fully performed all of its obligations to conduct an “Exchange Offer” under the Exchange and Registration Rights Agreement, dated as of May 20, 2008, among the Company and the Initial Purchasers (as defined therein), (ii) will have irrevocably sold, assigned and transferred to the Company all right, title and interest in, to and under all of the Old Junior Subordinated Debentures tendered for exchange hereby, and (iii) hereby appoints The Bank of New York Mellon (the “Exchange Agent”) as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Company) of such holder of Old Junior Subordinated Debentures with respect to such Old Junior Subordinated Debentures, with full power of substitution, to (x) transfer ownership of such Old Junior Subordinated Debentures on the account books maintained by The Depository Trust Company (the “Depositary”) (together with all accompanying evidences of transfer and authenticity), (y) take any action necessary to transfer such Old Junior Subordinated Debentures to the Company, and (z) receive all benefits and otherwise exercise all rights and incidents of ownership with respect to such Old Junior Subordinated Debentures, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that (i) the undersigned has full power and authority to tender, exchange, assign and transfer the Old Junior Subordinated Debentures, and (ii) when such Old Junior Subordinated Debentures are accepted for exchange by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, or other obligations relating to their sale and transfer, and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the tender, exchange, assignment and transfer of the Old Junior Subordinated Debentures tendered for exchange hereby.

The undersigned hereby further represents to the Company that (i) the New Junior Subordinated Debentures to be acquired pursuant to the Exchange Offer will be acquired in the ordinary course of business of the person acquiring the New Junior Subordinated Debentures, whether or not such person is the undersigned, (ii) neither the undersigned nor any person receiving any New Junior Subordinated Debentures directly or indirectly from the undersigned pursuant to the Exchange Offer (if not a broker-dealer referred to in the last sentence of this paragraph) is engaging or intends to engage in the distribution of the New Junior Subordinated Debentures and none of them have any arrangement or understanding with any person to participate in the distribution of the New Junior Subordinated Debentures, (iii) the undersigned and each person receiving any New Junior Subordinated Debentures directly or indirectly from the undersigned pursuant to the Exchange Offer acknowledge and agree that any broker-dealer or any person participating in the Exchange Offer for the purpose of distributing the New Junior Subordinated Debentures (x) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the New Junior Subordinated Debentures acquired by such person and (y) cannot rely on the position of the staff of the Securities and Exchange Commission (the “Commission”) set forth in Morgan Stanley & Co. Incorporated no-action letter (available June 5, 1991) or the Exxon Capital Holdings Corporation no-action letter (available May 13, 1988) or similar letters, (iv) the undersigned and each person receiving any New Junior Subordinated Debentures directly or indirectly from the undersigned pursuant to the Exchange Offer understand that a secondary resale transaction described in clause (iii) above should be covered by an effective registration statement and (v) neither the undersigned nor any person receiving any New Junior Subordinated Debentures directly or indirectly from the undersigned pursuant to the Exchange Offer is an “affiliate” of the Company, as defined under Rule 405 under the Securities Act. If the undersigned is a broker-dealer that will receive New Junior Subordinated Debentures for its own account in exchange for Old Junior Subordinated Debentures that were acquired as a result of market making or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Junior Subordinated Debentures received in respect of such Old Junior Subordinated Debentures pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned acknowledges that, for purposes of the Exchange Offer, the Company will be deemed to have accepted for exchange, and to have exchanged, validly tendered Old Junior Subordinated Debentures, if, as and when the Company gives oral or written notice thereof to the Exchange Agent. The undersigned acknowledges that the Company’s acceptance of Old Junior Subordinated Debentures validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled “The Exchange Offer” and in the instructions hereto will constitute a valid, binding and enforceable agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. Tenders of Old Junior Subordinated Debentures for exchange may be withdrawn at any time prior to the Expiration Date.

Unless otherwise indicated in the box entitled “Special Issuance Instructions,” please return any Old Junior Subordinated Debentures not tendered for exchange to the undersigned. The undersigned recognizes that the Company has no obligation pursuant to the “Special Issuance Instructions” to transfer any Old Junior Subordinated Debentures if the Company does not accept for exchange any of the Old Junior Subordinated Debentures so tendered for exchange or if such transfer would not be in compliance with any transfer restrictions applicable to such Old Junior Subordinated Debentures.

All authority herein conferred or agreed to be conferred shall survive the death, incapacity, liquidation, dissolution, winding up or any other event relating to the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Prospectus, this tender for exchange of Old Junior Subordinated Debentures is irrevocable.

SIGN HERE

X		Date:
Signature of Owner

MUST BE SIGNED BY THE REGISTERED HOLDER(S) OF OLD JUNIOR SUBORDINATED DEBENTURES EXACTLY AS NAME(S) APPEAR(S) ON A SECURITY POSITION LISTING. IF SIGNATURE IS BY TRUSTEES, EXECUTORS, ADMINISTRATORS, GUARDIANS, ATTORNEYS-IN-FACT, OFFICERS OF CORPORATIONS OR OTHERS ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE PROVIDE THE FOLLOWING INFORMATION. (SEE INSTRUCTION 6.)
Names(s)
Capacity (Full Title)
Address (including zip code)
Area Code and Telephone Number
Tax Identification Number

GUARANTEE OF SIGNATURE(S)
(SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 1)

X		Date:
Authorized Signature
Name and Title

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.	Guarantee of Signatures.

Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an institution which is a member of the New York Stock Exchange Medallion Signature Program or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an “Eligible Institution”). Signatures on this Letter of Transmittal need not be guaranteed if such Old Junior Subordinated Debentures are tendered for the account of an Eligible Institution. IN ALL OTHER CASES, ALL SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

2.	Delivery of this Letter of Transmittal and Old Junior Subordinated Debentures; Guaranteed Delivery Procedures.

This Letter of Transmittal is to be completed by holders of Old Junior Subordinated Debentures if tenders are to be made pursuant to the procedures for tender by book-entry transfer or guaranteed delivery set forth in the section of the Prospectus entitled “The Exchange Offer — Guaranteed Delivery Procedures.” All deliveries of Old Junior Subordinated Debentures must be made to the account of the Exchange Agent maintained at the Depositary. A confirmation of a book-entry transfer (a “Book-Entry Confirmation”), as well as any other documents required by this Letter of Transmittal, must be received by the Exchange Agent prior to the Expiration Date. Holders of Old Junior Subordinated Debentures who desire to tender their Old Junior Subordinated Debentures for exchange and who cannot deliver all documents required hereby to the Exchange Agent on or prior to the Expiration Date or to complete the procedure for book-entry transfer on a timely basis, may have such tender effected if: (a) such tender is made by or through an Eligible Institution, (b) prior to the Expiration Date, the Exchange Agent has received from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery) setting forth the name of the holder of such Old Junior Subordinated Debentures and the principal amount of Old Junior Subordinated Debentures tendered for exchange, stating that tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery, this Letter of Transmittal (or a manually executed facsimile thereof) or an agent’s message, properly completed and duly executed, a Book-Entry Confirmation and any other documents required by this Letter of Transmittal, will be deposited by such Eligible Institution with the Exchange Agent, and (c) a properly completed and duly executed Letter of Transmittal (or a manually executed facsimile thereof) or an agent’s message, a Book-Entry Confirmation and any other documents required by this Letter of Transmittal are received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

THE METHOD OF DELIVERY OF OLD JUNIOR SUBORDINATED DEBENTURES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER OF OLD JUNIOR SUBORDINATED DEBENTURES. EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. AS AN ALTERNATIVE TO DELIVERY BY MAIL, THE HOLDER MAY WISH TO CONSIDER USING AN OVERNIGHT OR HAND DELIVERY SERVICE. THE LETTER OF TRANSMITTAL SHOULD NOT BE SENT TO THE COMPANY.

No alternative, conditional or contingent tenders will be accepted. All tendering holders of Old Junior Subordinated Debentures, by execution of this Letter of Transmittal (or facsimile hereof, if applicable), waive any right to receive notice of the acceptance of their Old Junior Subordinated Debentures for exchange.

3.	Inadequate Space.

If the space provided in the box entitled “Description of Old Junior Subordinated Debentures” above is inadequate, the principal amounts of the Old Junior Subordinated Debentures being tendered should be listed on a separate signed schedule affixed hereto.

4.	Withdrawals.

A tender of Old Junior Subordinated Debentures may be withdrawn at any time prior to the Expiration Date by delivery of an Automated Tender Offer Program electronic transmission notice of withdrawal and the Exchange Agent must receive the electronic notice of withdrawal from the Depositary prior to the Expiration Date. Withdrawals of tenders of Old Junior Subordinated Debentures may not be rescinded, and any Old Junior Subordinated Debentures withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer, and no New Junior Subordinated Debentures will be issued with respect thereto unless the Old Junior Subordinated Debentures so withdrawn are validly retendered. Properly withdrawn Old Junior Subordinated Debentures may be retendered by following one of the procedures described in the section of the Prospectus entitled “The Exchange Offer — Procedures for Tendering” at any time prior to the Expiration Date.

5.  Partial Tenders.

Tenders of Old Junior Subordinated Debentures will be accepted only in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof. If a tender for exchange is to be made with respect to less than the entire principal amount of any Old Junior Subordinated Debentures, fill in the principal amount of Old Junior Subordinated Debentures which are tendered for exchange in column (3) of the box entitled “Description of Old Junior Subordinated Debentures.” In case of a partial tender for exchange, the untendered principal amount of the Old Junior Subordinated Debentures will be credited to Depositary account of the tendering holder, unless otherwise indicated in the appropriate box on this Letter of Transmittal, as promptly as practicable after the expiration or termination of the Exchange Offer.

6.  Signatures on this Letter of Transmittal and Powers of Attorney.

The signature(s) of the holder of Old Junior Subordinated Debentures on this Letter of Transmittal must correspond with the name of such holder as it appears on a security position listing maintained by the Depositary, without any change whatsoever.

When this Letter of Transmittal is signed by the holder of the Old Junior Subordinated Debentures listed and transmitted hereby, no separate powers of attorney are required. If, however, Old Junior Subordinated Debentures not tendered or not accepted are to be issued or returned to a person other than the holder of Old Junior Subordinated Debentures, then the Old Junior Subordinated Debentures transmitted hereby must be accompanied by appropriate powers of attorney in a form satisfactory to the Company, in either case signed exactly as the name(s) of the holder of Old Junior Subordinated Debentures appear(s) on a security position listing maintained by the Depositary. Signatures on such powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

If this Letter of Transmittal or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted.

7.  Transfer Taxes.

Except as set forth in this Instruction 7, the Company will pay all transfer taxes, if any, applicable to the transfer and exchange of Old Junior Subordinated Debentures pursuant to the Exchange Offer. If issuance of New Junior Subordinated Debentures is to be made to, or Old Junior Subordinated Debentures not tendered for exchange are to be issued or returned to, any person other than the tendering holder, or if a transfer tax is imposed for any reason other than the exchange of Old Junior Subordinated Debentures pursuant to the Exchange Offer, and satisfactory evidence of payment of such taxes or exemptions therefrom is not submitted with this Letter of Transmittal, the amount of any transfer taxes payable on account of any such transfer will be imposed on and payable by the tendering holder of Old Junior Subordinated Debentures prior to the issuance of the New Junior Subordinated Debentures.

8.  Irregularities.

All questions as to the form of documents and the validity, eligibility (including time of receipt), acceptance and withdrawal of Old Junior Subordinated Debentures will be determined by the Company, in its sole discretion, whose determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders for exchange of any particular Old Junior Subordinated Debentures that are not in proper form, or the acceptance of which would, in the opinion of the Company (or its counsel), be unlawful. The Company reserves the absolute right to waive any defect, irregularity or condition of tender for exchange with regard to any particular Old Junior Subordinated Debentures. The Company’s interpretation of the terms of, and conditions to, the Exchange Offer (including the instructions herein) will be final and binding. Unless waived, any defects or irregularities in connection with the Exchange Offer must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notice of any defects or irregularities in Old Junior Subordinated Debentures tendered for exchange, nor shall any of them incur any liability for failure to give such notice. A tender of Old Junior Subordinated Debentures will not be deemed to have been made until all defects and irregularities with respect to such tender have been cured or waived. Any Old Junior Subordinated Debentures received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

9.  Waiver of Conditions.

The Company reserves the absolute right to waive, amend or modify any of the specified conditions described under “The Exchange Offer — Conditions to the Exchange Offer” in the Prospectus.

10.  Requests for Information or Additional Copies.

Requests for information about the procedure for tendering or for withdrawing tenders, or for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal. All other questions about this Exchange Offer should be addressed to Investor Relations at the Company (telephone number — 212-770-6293).

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF, IF APPLICABLE) OR AN AGENT’S MESSAGE TO THE DEPOSITARY TOGETHER WITH CONFIRMATION OF BOOK-ENTRY OR THE NOTICE OF GUARANTEED DELIVERY, AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

Name (as shown on your income tax return)

Business Name, if different from above

Check appropriate box: ☐ Individual/Sole proprietor ☐ Corporation ☐ Partnership ☐ Limited Liability Company. Enter the tax classification (D = Disregarded entity, C = Corporation, P = Partnership). ☐ Other

Address

City, State, and ZIP Code

SUBSTITUTE Form W-9	PART 1 — Taxpayer Identification Number — Please provide your TIN in the box at right and certify by signing and dating below. If awaiting TIN, write “Applied For” and see the note below.	Social Security Number OR Employer Identification Number

Department of the Treasury Internal Revenue Service	PART 2 — If you are exempt from backup withholding, please check the box at right.	☐ Exempt Payee

Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification	PART 3 — Certification — Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me),
(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
(3) I am a U.S. citizen or other U.S. person (see the “General Instructions for Completing Substitute Form W-9” below).

Certification Instructions. — You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item 2.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
SIGNATURE DATE

NOTE:	FAILURE TO COMPLETE THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE NEW JUNIOR SUBORDINATED DEBENTURES. IN ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN A PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF YOUR TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE “APPLIED FOR” IN THE APPROPRIATE LINE IN PART 1 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.

Signature   Date

IRS Circular 230 Notice: To ensure compliance with Internal Revenue Service Circular 230, you are hereby notified that: (a) any discussion of U.S. federal tax issues contained or referred to in this communication or any document referred to herein is not intended or written to be used, and cannot be used by you for the purpose of avoiding penalties that may be imposed on you under the Internal Revenue Code; (b) such discussion is written for use in connection with the promotion or marketing of the transactions or matters addressed herein; and (c) you should seek advice based on your particular circumstances from an independent tax advisor.

GENERAL INSTRUCTIONS FOR COMPLETING SUBSTITUTE FORM W-9

All “section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

Purpose of Form

United States federal income tax law generally requires that a U.S. person who receives a reportable payment provide the payer with its correct Taxpayer Identification Number (TIN), which, in the case of a holder who is an individual, is generally the individual’s social security number. If the payer is not provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to penalties imposed by the Internal Revenue Service and backup withholding in an amount equal to 28% of the gross proceeds of any payment received hereunder. If backup withholding results in an overpayment of taxes, a refund may generally be obtained.

You should use Substitute Form W-9 only if you are a U.S. person (including a resident alien) to give your correct TIN to the person requesting it (the requester) and, when applicable, (1) to certify that the TIN you are giving is correct (or you are waiting for a number to be issued), (2) to certify that you are not subject to backup withholding, or (3) to claim exemption from backup withholding if you are a U.S. exempt payee. The TIN provided must match the name given on the Substitute Form W-9. If you are a nonresident alien or foreign entity not subject to backup withholding, you should not use Substitute Form W-9. Instead, you should provide the requester with an appropriate Form W-8. Forms W-8 and instructions for completing Forms W-8 can be obtained at www.irs.gov.

Definition of a U.S. Person

For federal tax purposes, you are considered a U.S. person if you are: (1) An individual who is a U.S. citizen or U.S. resident alien; (2) a partnership, corporation, company, or association created or organized in the United States or under the laws of the United States; (3) An estate (other than a foreign estate), or (4) A domestic trust (as defined in Treasury Regulations section 301.7701-7).

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia and U.S. possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to federal and state agencies to enforce federal non-tax criminal laws and to intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to a payer. The penalties described below may also apply.

How to Get a TIN

If you do not have a TIN, apply for one immediately. To apply for an SSN, obtain Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form on-line at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN

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online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you do not have a TIN, write “Applied For” in Part 1, sign and date the form, and give it to the requester. For interest and dividend payments and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the requester. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Writing “Applied For” on the form means that you have already applied for a TIN OR that you intend to apply for one soon. As soon as you receive your TIN, complete another Substitute Form W-9, include your TIN, sign and date the form, and give it to the requester.

Guidelines for Determining the Proper Identification Number to Give the Requester

Social Security Numbers (“SSNs”) have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers (“EINs”) have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the requester.

GIVE THE NAME
AND SOCIAL SECURITY
NUMBER OR EMPLOYER
IDENTIFICATION
For this type of account:		NUMBER OF —
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)
4.	a. The usual revocable savings trust (grantor is also trustee) b. So-called trust account that is not a legal or valid trust under State law	The grantor-trustee (1) The actual owner (1)
5.	Sole proprietorship or single-owner LLC	The owner (3)

GIVE THE NAME
AND EMPLOYER
IDENTIFICATION
For this type of account:		NUMBER OF —
6.	A valid trust, estate, or pension trust	Legal entity (4)
7.	Corporation or LLC electing corporate status on Form 8832	The corporation
8.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization
9.	Partnership or multi-member LLC	The partnership or LLC
10.	A broker or registered nominee	The broker or nominee

(1)	List first and circle the name of the person whose SSN you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s SSN.
(3)	You must show your individual name and you may also enter your business or “doing business as” name. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, the Internal Revenue Service encourages you to use your SSN.
(4)	List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title).

NOTE:	If no name is circled when more than one name is listed, the number will be considered to be that of the first name.

CAUTION: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Payees Exempt from Backup Withholding

Individuals (including sole proprietors) are generally not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note: If you are exempt from backup withholding, you should still complete Substitute Form W-9 to avoid possible erroneous backup withholding. If you are exempt, enter your correct TIN in Part 1, check the “Exempt” box in Part 2, and sign and date the form. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

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The following is a list of payees that may be exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except for those listed in item (9). For broker transactions, payees listed in (1) through (13) and any person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments over $600 required to be reported and direct sales over $5000 are generally exempt from backup withholding only if made to payees described in items (1) through (7). However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: (i) medical and health care payments, (ii) attorneys’ fees, and (iii) payments for services paid by a federal executive agency. Only payees described in items (1) through (5) are exempt from backup withholding for barter exchange transactions and patronage dividends.

(1) An organization exempt from tax under section 501(a), or an individual retirement plan (“IRA”), or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

(2) The United States or any of its agencies or instrumentalities.

(3) A state, the District of Columbia, a possession of the United States, or any of their subdivisions or instrumentalities.

(4) A foreign government or any of its political subdivisions, agencies or instrumentalities.

(5) An international organization or any of its agencies or instrumentalities.

(6) A corporation.

(7) A foreign central bank of issue.

(8) A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

(9) A futures commission merchant registered with the Commodity Futures Trading Commission.

(10) A real estate investment trust.

(11) An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12) A common trust fund operated by a bank under section 584(a).

(13) A financial institution.

(14) A middleman known in the investment community as a nominee or custodian.

(15) A trust exempt from tax under Section 664 or described in Section 4947.

Exempt payees described above should file the Substitute Form W-9 to avoid possible erroneous backup withholding. If you are an exempt payee, you should furnish your taxpayer identification number, check the “exempt” box in part 2 on the face of the form in the space provided, sign and date the form and return it to the requester.

Penalties

Failure to Furnish TIN. If you fail to furnish your correct TIN to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the payer discloses or uses TINs in violation of federal law, the payer may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.

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